UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 19, 2022

UNEX HOLDINGS INC.

(Exact name of registrant as specified in Charter)

Nevada	98-1353613	8713
(State or other jurisdiction of incorporation or organization)	IRS Employer Identification Number	Primary Standard Industrial Classification Code Number

333-228161

(Commission File Number)

Unex Holdings Inc.

31-A2, Jalan 5/23A

6 ½ Miles off Jalan Kepong

52000 Kuala Lumpur, Malaysia

(Address of Principal Executive Offices)

+603 6243 3379

(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001	UNEX	OTC Markets – Pink Sheet

Item 1.01. Entry into a Material Definitive Agreement.

As previously disclosed, Unex Holdings Inc. (the “Company”) entered into a share subscription agreement (the “Share Subscription Agreement”) with Mr. Wong Hon Wai (the “Investor”) dated June 3, 2022, pursuant to which the Company agreed to issue and sell 5,000 shares (the “Shares”) of its common stock, par value $0.001 per share (“Common Stock”) to the Investor, at a purchase price of $2.50 (the “Offering”), as part of a series of offerings by the Company for an aggregate of up to 6,000,000 shares of Common Stock at a per share purchase price of $2.50.

Pursuant to the terms of the Share Subscription Agreement, the closing date (“Closing Date”) shall be 5 business days from the date of the Share Subscription Agreement or any other date as may be agreed by the Investor and the Company in writing. On the Closing Date, the Investor shall pay the purchase price to the Company, and the Company shall deliver to the Investor the Shares in book entry form within thirty days of the clearing of transfer of purchase price.

On October 19, the Company and the Investor entered into a supplemental agreement to the Share Subscription Agreement (the “Supplemental Agreement”), pursuant to which the parties agree that the Closing Date shall be November 1, 2022.

The foregoing is a summary only and does not purport to be a complete description of all of the terms, provisions, covenants, and agreements contained in the Supplemental Agreement, and is subject to and qualified in its entirety by reference to the full text of the Supplemental Agreement, which is filed herewith as Exhibit 10.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit
Number	Description

10.1	Supplemental Agreement dated October 19, 2022, by and between Unex Holdings Inc. and Wong Hon Wai.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Unex Holdings Inc.

Date: October 25, 2022	By:	/s/ Low Wai Koon
Low Wai Koon
Chairman, President and Chief Executive Officer
(Principal Executive Officer)

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